UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 21, 2009

The Dayton Power and Light Company

 (Exact Name of Registrant as Specified in Its Charter)

Ohio	1-2385	31-0258470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On April 21, 2009, The Dayton Power and Light Company (“DP&L”) entered into a Credit Agreement with PNC Bank, National Association (“PNC Bank”) and five other lenders.  The Credit Agreement provides to DP&L on an unsecured basis a 364-day revolving credit facility in the amount of $100,000,000 (the “Credit Facility”).  Borrowings under the Credit Facility may be used for general corporate purposes.  The Credit Facility matures on April 20, 2010.  As of the date of this report, there were no outstanding borrowings under the Credit Facility.

The Credit Agreement includes representations, warranties, covenants and acceleration, indemnity, and events of default provisions customary for this type of transaction, including one financial covenant that requires DP&L’s total debt to total capitalization not to exceed 0.65 to 1.00.

From time to time, certain of the lenders and/or their affiliates have provided, and may in the future provide, commercial banking services and general financing and other services to DP&L or its affiliates on commercial terms for which they have received, or may in the future receive, customary fees.  As of the date of this report, PNC Bank is one of the banks that is part of the syndicated group of banks providing DP&L with a letter of credit securing DP&L’s obligations to repay the $100,000,000 in funds that DP&L borrowed from The Ohio Air Quality Development Authority (“OAQDA”) on December 4, 2008, in connection with the OAQDA’s issuance on that date of collateralized, variable rate Revenue Refunding Bonds Series A and B due November 1, 2040.

A copy of the Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.  Investors should refer to the Credit Agreement for the terms and conditions of the Credit Facility.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a  Registrant.

                                                The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01                                             Other Events.

                                                On April 22, 2009, DPL Inc., the parent company of DP&L, announced that Standard & Poor’s Rating Services raised its ratings with respect to DPL Inc. and DP&L.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on  Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                  Exhibits.

10.1	Credit Agreement by and among The Dayton Power and Light Company and the lenders party thereto and PNC Bank, National Association, as Administrative Agent, dated as of April 21, 2009.

99.1	Press Release of DPL Inc., dated April 22, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dayton Power and Light Company

Date: April 24, 2009
/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President, General Counsel and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

10.1	Credit Agreement by and among The Dayton Power and Light Company and the lenders party thereto and PNC Bank, National Association, as Administrative Agent, dated as of April 21, 2009.	E

99.1	Press Release of DPL Inc., dated April 22, 2009.	E